UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 20, 2006 (November 16, 2006)
Tri-Isthmus Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30326	77-0557617
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
149 South Barrington Avenue, Suite 808, Los Angeles, California 90049
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (818) 887-6659

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On November 16, 2006, to be effective as of November 6, 2006, Tri-Isthmus Group, Inc. (the “Registrant”), a Delaware corporation formerly known as Vsource, Inc., closed its acquisition from Surgical Ventures, Inc. (“SVI”), a California corporation, of a controlling interest in two separate outpatient surgical centers in San Diego, California through various indirect subsidiaries of the Registrant as described below, pursuant to the following two agreements:
(a)	Partnership Interest Purchase Agreement (the “Del Mar Agreement”) entered into on December 2, 2005 and amended by First Amendment entered into on March 13, 2006 (the “Del Mar Amendment”), by and among Del Mar GenPar, Inc. (“DM GenPar”), and Del Mar Acquisition, Inc. (“DM Acquisition” and, together with DM GenPar, the “Del Mar Buyers”), each a Nevada corporation and a wholly-owned indirect subsidiary of the Registrant; SVI and David M. Kupfer, M.D. (“Kupfer”), an individual residing in the State of California and the sole stockholder of SVI; and

(b)	Partnership Interest Purchase Agreement (the “Point Loma Agreement”) entered into on December 2, 2005 and amended by First Amendment entered into on March 13, 2006 (the “Point Loma Amendment”), by and among Point Loma GenPar, Inc. (“PL GenPar”), and Point Loma Acquisition, Inc. (“PL Acquisition” and, together with PL GenPar, the “Point Loma Buyers”), each a Nevada corporation and a wholly-owned indirect subsidiary of the Registrant; SVI and Kupfer.
The Del Mar Agreement and the Point Loma Agreement were attached as Exhibits 10.1 and 10.2, respectively, to the Registrant’s Current Report on Form 8-K filed on December 7, 2005. The terms and conditions of the amendments to the Del Mar Agreement and the Point Loma Agreement are substantially identical other than with respect to the identification of the parties and the surgical center to which each applies. The Del Mar Amendment and the Point Loma Amendment were attached as Exhibits 10.3 and 10.4, respectively, to the Registrant’s Current Report on Form 8-K filed on March 16, 2006.
     In addition to the 19.99% limited partner interest in Elite Surgical Centers, Del Mar L.P. (the “Del Mar Partnership”), a California limited partnership which operates the outpatient surgical center known as Elite Surgical Center Del Mar, located at 12264 El Camino Real, Suite 55, San Diego, CA 92130, acquired by DM Acquisition on March 13, 2006 pursuant to the Del Mar Amendment, DM Acquisition acquired an additional 30.01% limited partner interest in the Del Mar Partnership, for an aggregate of a 50.00% limited partner interest, and DM GenPar acquired the 1.00% sole general partner interest in the Del Mar Partnership. The aggregate consideration for the 50.00% limited partner interest and the 1.00% general partner interest in the Del Mar Partnership acquired pursuant to the Del Mar Agreement was $1,250,000 payable in preferred stock of DM Acquisition, which preferred stock will be exchangeable into shares of the

Registrant’s common stock, par value $0.01 per share (“Parent Common Stock”), on the terms and subject to the conditions set forth in the certificate of designation for such preferred stock, which was attached as an exhibit to the Del Mar Agreement.
     The foregoing description is subject to, and qualified in its entirety by, the Del Mar Agreement and the exhibits thereto, which were attached as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on December 7, 2005, and the Del Mar Amendment and the exhibits thereto, which were attached as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed on March 16, 2006.
     In addition to the 19.99% limited partner interest in Point Loma Surgical Center, L.P. (the “Point Loma Partnership”), a California limited partnership which operates the outpatient surgical center known as Point Loma Surgical Center, located at 3434 Midway Drive, Suite 1006, San Diego, CA 92110, acquired by PL Acquisition on March 13, 2006 pursuant to the Point Loma Amendment, PL Acquisition acquired an additional 30.01% limited partner interest in the Point Loma Partnership, for an aggregate of a 50.00% limited partner interest, and PL GenPar acquired the 1.00% sole general partner interest in the Point Loma Partnership. The aggregate consideration for the 50.00% limited partner interest and the 1.00% general partner interest in the Point Loma Partnership acquired pursuant to the Point Loma Agreement was $1,250,000 payable in preferred stock of PL Acquisition, which preferred stock will be exchangeable into shares of Parent Common Stock on the terms and subject to the conditions set forth in the certificate of designation for such preferred stock, which was attached as an exhibit to the Point Loma Agreement.
     The foregoing description is subject to, and qualified in its entirety by, the Point Loma Agreement and the exhibits thereto, which were attached as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed on December 7, 2005, and the Point Loma Amendment and the exhibits thereto, which were attached as Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed on March 16, 2006.
Item 7.01 Regulation FD Disclosure.
     On November 20, 2006, the Registrant issued a press release announcing the closing of its acquisition of 50.00% limited partner interests and 1.00% general partner interests in each of the Del Mar Partnership and the Point Loma Partnership. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Item 7.01 is being furnished pursuant to Regulation FD. In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this Item 7.01 is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
     Copies of the Del Mar Partnership’s audited financial statements for the fiscal years ended December 31, 2005 and 2004 and unaudited financial statements for the nine months ended September 30, 2006 and 2005 are filed as Exhibit 99.2 to this Current Report on Form 8-K.
     Copies of the Point Loma Partnership’s audited financial statements for the fiscal years ended December 31, 2005 and 2004 and unaudited financial statements for the nine months ended September 30, 2006 and 2005 are filed as Exhibit 99.3 to this Current Report on Form 8-K.
(b)	Pro Forma Financial Information.
     The Company expects that the pro forma financial statements required by Item 9.01(b) will be completed and filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this Current Report on Form 8-K.
(c)	Shell Company Transaction.
     Not Applicable.
(d)	Exhibits.

Exhibit No.	Description

10.1
Partnership Interest Purchase Agreement, dated as of December 2, 2005, by and among Del Mar GenPar, Inc. and Del Mar Acquisition, Inc., as the buyers; Surgical Ventures, Inc., as the seller; and David M. Kupfer, M.D., along with all exhibits thereto (incorporated by reference from Current Report on Form 8-K filed on December 7, 2005).

10.2
Partnership Interest Purchase Agreement, dated as of December 2, 2005, by and among Point Loma GenPar, Inc. and Point Loma Acquisition, Inc., as the buyers; Surgical Ventures, Inc., as the seller; and David M. Kupfer, M.D., along with all exhibits thereto (incorporated by reference from Current Report on Form 8-K filed on December 7, 2005).

10.3
First Amendment to Partnership Interest Purchase Agreement, dated as of March 13, 2006, by and among Del Mar GenPar, Inc. and Del Mar Acquisition, Inc., as the buyers; Surgical Ventures, Inc., as the seller; and David M. Kupfer, M.D., along with all exhibits thereto (incorporated by reference from Current Report on Form 8-K filed on March 16, 2006).

10.4
First Amendment to Partnership Interest Purchase Agreement, dated as of March 13, 2006, by and among Point Loma GenPar, Inc. and Point Loma Acquisition, Inc., as the buyers; Surgical Ventures, Inc., as the seller; and David M. Kupfer, M.D., along with all exhibits thereto (incorporated by reference from Current Report on Form 8-K filed on March 16, 2006).

Exhibit No.	Description

99.1
Press Release dated November 20, 2006 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).

99.2
Audited Financial Statements of Elite Surgical Centers, Del Mar L.P., for fiscal years ended December 31, 2005 and 2004 and Unaudited Financial Statements for the nine months ended September 30, 2006 and 2005.

99.3
Audited Financial Statements of Point Loma Surgical Center, L.P., for fiscal years ended December 31, 2005 and 2004 and Unaudited Financial Statements for the nine months ended September 30, 2006 and 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.
Date: November 20, 2006	By:	/s/ David Hirschhorn
		Name:	David Hirschhorn
		Title:	Co-Chief Executive Officer